Exhibit 10.24.3

                         FIRST AMENDMENT
                 TO THE UNION CARBIDE CORPORATION
                     BENEFITS PROTECTION TRUST


     The Union Carbide Corporation Benefits Protections Trust (the "Trust") is hereby amended as follows:
     1. Schedule 1 of the Trust is amended by adding the following sentences at the end thereof:
          "7. The Union Carbide Corporation Compensation Deferral Program (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Compensation Deferral Program").

           8. The Union Carbide Corporation Excess Long Term Disability Plan (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Excess LTD Plan")."

     2.     Schedule 2 of the Trust is amended by adding the
following sentences at the end thereof:
          "7.     Compensation Deferral Program.

           8.     Excess LTD Plan."

     3. The amendment set forth herein shall be effective as of January 1, 1994.
                                    UNION CARBIDE CORPORATION


                                    By: M.A. Kessinger


                                    CHEMICAL BANK


                                    By: Geoffrey Tripp